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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 25, 1996


                           REGENCY AFFILIATES, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                        1-7949                72-0888772
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  (State or other jurisdiction         (Commission         (IRS Employer
   of incorporation)                   File Number)      Identification No.)

10 Winged Foot Drive, Novato, California                          94949
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(Address of principal executive offices)                        (Zip Code)

 Registrant's telephone number, including area code    (415-883-8046)
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          381 Robinwood Lane, Wheaton, Illis 60187
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         (Former name or former address, if changed since last report.)


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     ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

     ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

     ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

     ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

     ITEM 5.    OTHER EVENTS.

     Not applicable.

     ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Exhibit 99 -

     On September 25, 1996, the Registrant was advised of the resignation of Gary K. Nuttall as a member of the Board of Directors of Regency Affiliates, Inc. A copy of Mr. Nuttall's letter of resignation is attached.

     ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     Not applicable.

     ITEM 8.    CHANGE IN FISCAL YEAR.

     Not applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                REGENCY AFFILIATES, INC.

Dated:   September 30, 1996                     /s/ Pamlyn Kelly, PhD.
         ------------------                     ----------------------
                                                Pamlyn Kelly, President